MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST    Two World Trade Center

LETTER TO THE SHAREHOLDERS March 31, 2000               New York, New York 10048

DEAR SHAREHOLDER:

The high-yield market continued to remain under pressure during the six-month period ended March 31, 2000. The weak market conditions, which began as far back as late 1998, continued into and throughout much of calendar year 1999 as investor concerns over foreign-market crises and a possible recession were replaced with worries about sharply rising interest rates, credit-tightening actions by the Federal Reserve Board, the looming threat of inflation and the uncertainty of the Y2K bug's effect on corporate earnings and the financial markets. These fears adversely affected all the fixed-income markets during 1999, with Treasuries and municipal bonds suffering significant losses. As we enter the new year, the high-yield market has yet to rebound as investors for the most part remain on the sideline for the time being

On a more positive note, as a result of the weakness in the market over the past year and a half, yields on lower-rated corporate bonds are now approaching their highest levels in nearly a decade. Today, high-yield bonds are providing an unusually large yield advantage over Treasuries. Historically, abnormally high yield advantages have signaled a turning point in the high-yield market, resulting in strong total returns as bond prices recovered.

PERFORMANCE

For the six-month period ended March 31, 2000, Morgan Stanley Dean Witter High Income Advantage Trust produced a total return of -2.70 percent, based on a change in net asset value (NAV) and reinvestment of distributions. For the same period, the Trust's total return was -8.11 percent, based on a change in its market price on the New York Stock Exchange (NYSE) and reinvestment of distributions.

After eight years of the Trust maintaining a steady monthly dividend, its Trustees recommended adjusting the Trust's distribution rate to better reflect the current income-earning potential of its portfolio securities. Beginning with the dividend declared on September 28, 1999, and

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST payable on October 22, 1999, the Trust's monthly income dividend was set at $0.0450 per share, down from the previous month's rate of $0.0500 per share. We believe that the new target dividend rate will provide the Trust with added investment flexibility. For the six-month period under review, the Trust paid distributions totaling $0.27 per share.

PORTFOLIO STRATEGY

As discussed, the past year and a half has been an extremely difficult period for the high-yield market, particularly the B-rated sector, the market's largest sector. The result has been prolonged weakness in the high-yield market, causing high-yield bond prices to decline sharply and yields to rise dramatically. Although the Trust's position in the more defensive, higher quality end of the market held up relatively well during the turbulent market environment, its long-term core position in the B-rated sector was adversely affected. However, with yields on B-rated issues at or near 10-year highs and many issues trading at significant discounts to their stated maturity value, we view the B-rated sector as extremely undervalued. In light of our positive long-term outlook, we are maintaining our focus on this large sector of the market, which we believe offers the Trust strong long-term total return potential.

From an industry perspective, we presently view the telecommunications sector as an excellent investment opportunity, given the overwhelming trend toward providing expanded worldwide telecommunications services, including voice, video and data services over a combination of hardline and wireless networks. The combination of very strong growth prospects for the industry, along with an incentive to form strategic partnerships with other major players, provides the fundamental backdrop for higher profitability and future significant credit improvement. Included among the Trust's current holdings are a number of telecom companies that recently have either announced important strategic partnerships or have raised equity capital to fuel future growth and profits. These holdings include Advanced Radio Telecom, American Mobile Satellite, Arch Communications, CapRock Communications, Covad Communications, Dobson Communications, Level 3 Communications, NEXTLINK Communications, Primus Telecommunications, Versatel Telecommunications, Viatel and WinStar Communications.

LOOKING AHEAD

In light of today's substantially higher yields and significantly discounted bond prices, we view the high-yield market as an excellent long-term investment opportunity, particularly given the current favorable economic outlook. Assuming a soft landing in the economy with growth continuing into the second half of the year, we would expect the high-yield market to recover and high-yield bond prices to rebound

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST from their currently depressed levels. Although the B-rated segment of the market has not been a good investment performer over the past year and a half, we remain confident that its attractive yield and appreciation potential remain intact for long-term investors.

We would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lowest at the time of purchase. In accordance with this procedure, 20,200 shares of the Trust were purchased on the New York Stock Exchange over the six-month period ended March 31, 2000.

We appreciate your ongoing support of Morgan Stanley Dean Witter High Income Advantage Trust and look forward to serving your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On December 21, 1999, an annual meeting of the Trust's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

Wayne E. Hedien
For.........................................................  24,419,960
Withheld....................................................     824,227

Manuel H. Johnson
For.........................................................  24,451,271
Withheld....................................................     792,916

John L. Schroeder
For.........................................................  24,417,556
Withheld....................................................     826,631

The following Trustees were not standing for reelection at this meeting:
Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, Michael E. Nugent, and Philip J. Purcell.

(2) RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
ACCOUNTANTS:

For.........................................................  24,306,530
Against.....................................................     295,983
Abstain.....................................................     641,674

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

PORTFOLIO OF INVESTMENTS March 31, 2000 (unaudited)

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            CORPORATE BONDS (94.8%)
            Aerospace (0.9%)
$  1,000    Sabreliner Corp. - 144A*.............  11.00 %   06/15/08    $   830,000
                                                                         -----------

            Beverages - Non-Alcoholic (1.7%)
   2,000    Sparkling Spring Water (Canada)......  11.50     11/15/07      1,610,000
                                                                         -----------

            Books/Magazines (0.4%)
     500    Perry-Judds, Inc. ...................  10.625    12/15/07        412,500
                                                                         -----------

            Broadcasting (1.0%)
     350    STC Broadcasting, Inc. ..............  11.00     03/15/07        346,500
     600    Tri-State Outdoor Mediagroup,
            Inc. ................................  11.00     05/15/08        582,000
                                                                         -----------
                                                                             928,500
                                                                         -----------
            Cable Television (6.4%)
   2,000    21st Century Telecom Group, Inc. ....  12.25++   02/15/08      1,380,000
   7,000    Australis Holdings Property Ltd.
             (Australia) (a).....................  15.00++   11/01/02         70,000
   1,000    Knology Holdings, Inc. ..............  11.875++  10/15/07        650,000
     200    Optel, Inc. (Series B) (a)...........  13.00     02/15/05        178,000
   4,600    Optel, Inc. (Series B) (a) (b).......  11.50     07/01/08      3,818,000
                                                                         -----------
                                                                           6,096,000
                                                                         -----------
            Casino/Gambling (4.7%)
   5,500    Aladdin Gaming Capital Corp.
             (Series B)..........................  13.50++   03/01/10      2,805,000
   3,000    Fitzgeralds Gaming Corp.
             (Series B) (b)......................  12.25     12/15/04      1,620,000
                                                                         -----------
                                                                           4,425,000
                                                                         -----------
            Cellular Telephone (0.8%)
     550    Dobson/Sygnet Communications.........  12.25     12/15/08        566,500
     500    Dolphin Telecom PLC
             (United Kingdom)....................  14.00++   05/15/09        200,000
                                                                         -----------
                                                                             766,500
                                                                         -----------
            Construction/Agricultural
             Equipment/Trucks (1.5%)
   1,500    J.B. Poindexter & Co., Inc. .........  12.50     05/15/04      1,417,500
                                                                         -----------

            Consumer Electronics/Appliances (0.6%)
   9,000    International Semi-Tech
             Microelectronics, Inc.
             (Canada) (a)........................  11.50++   08/15/03         90,000
     500    Windmere-Durable Holdings, Inc. .....  10.00     07/31/08        475,000
                                                                         -----------
                                                                             565,000
                                                                         -----------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

PORTFOLIO OF INVESTMENTS March 31, 2000 (unaudited) continued


PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Consumer Specialties (1.8%)
$  2,000    Samsonite Corp. .....................  10.75 %   06/15/08    $ 1,685,000
                                                                         -----------
            Consumer/Business Services (5.5%)
     600    Anacomp, Inc. (Series B).............  10.875    04/01/04        564,000
   1,242    Comforce Corp. (Series B)............  15.00+    12/01/09        434,803
   3,000    Comforce Operating, Inc. ............  12.00     12/01/07      1,650,000
   2,600    Entex Information Services, Inc. ....  12.50     08/01/06      2,600,000
                                                                         -----------
                                                                           5,248,803
                                                                         -----------
            Containers/Packaging (2.9%)
     700    Berry Plastics Corp. ................  12.25     04/15/04        686,000
   3,000    Envirodyne Industries, Inc. .........  10.25     12/01/01      1,650,000
     500    Impac Group Inc. (Series B)..........  10.125    03/15/08        410,000
                                                                         -----------
                                                                           2,746,000
                                                                         -----------
            Contract Drilling (1.2%)
   1,900    Northern Offshore ASA (Series B)
             (Norway)............................  10.00     05/15/05      1,140,000
                                                                         -----------

            Diversified Electronic Products (0.9%)
   1,000    High Voltage Engineering, Inc. ......  10.75     08/15/04        810,000
                                                                         -----------

            Diversified Manufacturing (5.4%)
     500    Eagle-Picher Industries, Inc. .......   9.375    03/01/08        425,000
   7,050    Jordan Industries, Inc. (Series B)...  11.75++   04/01/09      4,723,500
                                                                         -----------
                                                                           5,148,500
                                                                         -----------
            Electronic Distributors (0.1%)
   2,000    CHS Electronics, Inc. ...............   9.875    04/15/05         50,000
                                                                         -----------

            Environmental Services (0.4%)
     500    Allied Waste North America Inc. .....  10.00     08/01/09        375,000
                                                                         -----------

            Food Chains (1.4%)
     500    Eagle Food Centers Inc. (a)..........   8.625    04/15/00        230,000
   2,250    Pueblo Xtra International, Inc.
             (Series C)..........................   9.50     08/01/03      1,102,500
                                                                         -----------
                                                                           1,332,500
                                                                         -----------
            Food Distributors (0.9%)
   1,000    Fleming Companies, Inc. (Series B)...  10.625    07/31/07        875,000
                                                                         -----------

            Hotels/Resorts (1.5%)
   1,000    Epic Resorts LLC (Series B)..........  13.00     06/15/05        650,000
   1,200    Resort At Summerlin (Series B).......  13.00     12/15/07        780,166
                                                                         -----------
                                                                           1,430,166
                                                                         -----------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

PORTFOLIO OF INVESTMENTS March 31, 2000 (unaudited) continued


PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Industrial Specialties (1.7%)
$    600    Indesco International, Inc. .........   9.75 %   04/15/08    $   204,000
     600    International Wire Group, Inc. ......  11.75     06/01/05        606,000
   1,000    Outsourcing Services Group, Inc.
             (Series B)..........................  10.875    03/01/06        840,000
                                                                         -----------
                                                                           1,650,000
                                                                         -----------
            Internet Services (1.7%)
     900    Cybernet Internet Services Inc. .....  14.00     07/01/09        702,000
     500    Globix Corp. - 144A*.................  12.50     02/01/10        460,000
     500    PSINet, Inc. - 144A*.................  10.50     12/01/06        485,000
                                                                         -----------
                                                                           1,647,000
                                                                         -----------
            Medical Specialties (1.4%)
   1,765    MEDIQ/PRN Life Support Services,
            Inc. ................................  11.00     06/01/08        176,500
   2,000    Universal Hospital Services, Inc.
             (issued 02/25/98)...................  10.25     03/01/08        760,000
   1,000    Universal Hospital Services, Inc.
            (issued 01/26/99)....................  10.25     03/01/08        380,000
                                                                         -----------
                                                                           1,316,500
                                                                         -----------
            Medical/Nursing Services (1.6%)
   3,000    Pediatric Services of America, Inc.
             (Series A)..........................  10.00     04/15/08      1,500,000
                                                                         -----------

            Military/Gov't/Technical (0.4%)
     600    Loral Space & Communications Ltd. ...   9.50     01/15/06        426,000
                                                                         -----------

            Movies/Entertainment (0.2%)
     500    Regal Cinemas Inc. ..................   9.50     06/01/08        215,000
                                                                         -----------

            Office Equipment/Supplies (1.7%)
   2,400    Mosler, Inc. ........................  11.00     04/15/03      1,584,000
                                                                         -----------

            Oil Refining/Marketing (0.0%)
   3,000    Transamerican Refining Corp.
             (Series B) (a) (b)..................  16.00     06/30/03         37,500
                                                                         -----------

            Other Telecommunications (10.9%)
   2,000    Birch Telecom Inc. ..................  14.00     06/15/08      2,000,000
   1,000    DTI Holdings, Inc. (Series B)........  12.50++   03/01/08        505,000
     600    Esprit Telecom Group PLC (United
             Kingdom)............................  10.875    06/15/08        522,000

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

PORTFOLIO OF INVESTMENTS March 31, 2000 (unaudited) continued


PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
$  3,400    Firstworld Communications, Inc. .....  13.00++%  04/15/08    $ 1,649,000
     500    Globenet Comm Group Ltd. (Bermuda)...  13.00     07/15/07        500,000
     600    Pac-West Telecomm Inc. (Series B)....  13.50     02/01/09        618,000
   1,000    Primus Telecommunication Group, Inc.
             (Series B)..........................   9.875    05/15/08        870,000
     500    Versatel Telecom International BV
             (Netherlands).......................  13.25     05/15/08        512,500
     600    Viatel Inc. .........................  11.25     04/15/08        546,000
     500    Viatel Inc. .........................  11.50     03/15/09        460,000
   2,000    World Access, Inc. (c)...............  13.25     01/15/08      1,700,000
     500    Worldwide Fiber Inc. (Canada)........  12.00     08/01/09        475,000
                                                                         -----------
                                                                          10,357,500
                                                                         -----------
            Package Goods/Cosmetics (2.5%)
   2,317    J.B. Williams Holdings, Inc. ........  12.00     03/01/04      2,363,340
                                                                         -----------

            Printing/Forms (0.5%)
   1,000    Premier Graphics Inc. ...............  11.50     12/01/05        447,500
                                                                         -----------

            Restaurants (5.2%)
  12,252    American Restaurant Group Holdings,
             Inc. - 144A* (c)....................   0.00     12/15/05      3,430,420
   3,000    FRD Acquisition Corp. (Series B).....  12.50     07/15/04      1,050,000
     600    Friendly Ice Cream Corp. ............  10.50     12/01/07        420,000
                                                                         -----------
                                                                           4,900,420
                                                                         -----------
            Retail - Specialty (1.0%)
     600    Pantry, Inc. ........................  10.25     10/15/07        528,000
     500    Petro Stopping Centers L.P. .........  10.50     02/01/07        435,000
                                                                         -----------
                                                                             963,000
                                                                         -----------
            Specialty Foods/Candy (2.4%)
  15,356    SFAC New Holdings Inc. (c)...........  13.00++   06/15/09      2,303,448
                                                                         -----------

            Telecommunications (10.3%)
     550    Caprock Communications Corp.
             (Series B)..........................  12.00     07/15/08        544,500
     500    Covad Communications Group, Inc. ....  12.50     02/15/09        455,000
   2,000    e. Spire Communications, Inc. .......  13.75     07/15/07      1,440,000
   1,000    Focal Communications Corp.
             (Series B)..........................  12.125++  02/15/08        655,000
     600    GST Equipment Funding, Inc. .........  13.25     05/01/07        450,000
     500    Hyperion Telecommunication, Inc.
             (Series B)..........................  12.25     09/01/04        520,000

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

PORTFOLIO OF INVESTMENTS March 31, 2000 (unaudited) continued


PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
$    600    Level 3 Communications, Inc. ........   9.125%   05/01/08    $   516,000
     550    NEXTLINK Communications, Inc. .......  12.50     04/15/06        566,500
  17,700    Normex Technologies Corp. (Series B)
             (a) (b).............................  14.00++   05/15/02      1,770,000
   1,800    Rhythms Netconnections...............  12.75     04/15/09      1,539,000
     500    Startec Global Communications
            Corp. ...............................  12.00     05/15/08        455,000
   1,000    Talton Holdings, Inc. (Series B).....  11.00     06/30/07        900,000
                                                                         -----------
                                                                           9,811,000
                                                                         -----------
            Wireless Communications (13.3%)
   4,000    Advanced Radio Telecom Corp. ........  14.00     02/15/07      3,840,000
     900    AMSC Aquisition Co. Inc.
             (Series B)..........................  12.25     04/01/08        706,500
     300    Arch Escrow Corp. ...................  13.75     04/15/08        264,000
     440    CellNet Data Systems, Inc. - 144A*
             (a).................................  15.00     05/15/00        440,000
   8,000    CellNet Data Systems, Inc. (a).......  14.00++   10/01/07        640,000
   1,000    Globalstar LP/Capital Corp. .........  11.50     06/01/05        365,000
   1,200    Orbcomm Global LP/Capital Corp. .....  14.00     08/15/04      1,140,000
   2,300    Paging Network, Inc. ................  10.00     10/15/08      1,564,000
   1,600    Paging Network, Inc. (b).............  10.125    08/01/07      1,088,000
   2,000    USA Mobile Communications Holdings,
             Inc. ...............................  14.00     11/01/04      1,870,000
     600    Winstar Equipment Corp. .............  12.50     03/15/04        678,000
                                                                         -----------
                                                                          12,595,500
                                                                         -----------
            TOTAL CORPORATE BONDS
            (Identified Cost $134,777,822)............................    90,009,677
                                                                         -----------

NUMBER OF
 SHARES
---------
            COMMON STOCKS (d) (0.2%)
            Casino/Gambling (0.0%)
   2,000    Fitzgeralds Gaming Corp...................................            2
                                                                        -----------

            Clothing/Shoe/Accessory Stores (0.0%)
 946,890    County Seat Stores, Inc. (c)..............................        8,522
                                                                        -----------

            Hotels/Resorts (0.0%)
   4,000    Motels of America, Inc. - 144A*...........................        1,000
                                                                        -----------

            Medical/Nursing Services (0.0%)
 211,076    Raintree Healthcare Corp. (c).............................        1,900
                                                                        -----------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

PORTFOLIO OF INVESTMENTS March 31, 2000 (unaudited) continued


NUMBER OF
 SHARES                                                                    VALUE
------------------------------------------------------------------------------------
            Motor Vehicles (0.0%)
     113    Northern Holdings Industrial Corp. (c)....................      --
                                                                        -----------

            Other Telecommunications (0.1%)
   6,284    World Access, Inc. (c)....................................  $   119,789
                                                                        -----------

            Restaurants (0.0%)
   9,500    American Restaurant Group Holdings, Inc. - 144A*..........        2,375
                                                                        -----------

            Specialty Foods/Candy (0.1%)
     835    SFAC New Holdings Inc. (c)................................          208
 180,000    Specialty Foods Acquisition Corp. - 144A*.................       45,000
                                                                        -----------
                                                                             45,208
                                                                        -----------
            Telecommunication Equipment (0.0%)
  80,266    FWT, Inc. (Class A) (c)...................................          803
                                                                        -----------

            Textiles (0.0%)
 223,846    United States Leather, Inc. (c)...........................        2,238
                                                                        -----------

            TOTAL COMMON STOCKS
            (Identified Cost $19,765,264).............................      181,837
                                                                        -----------

            PREFERRED STOCKS (0.4%)
            Oil Refining/Marketing (0.0%)
   5,266    Transamerica Refining Corp. (Conv.) (Class B)*............           53
   2,896    Transamerica Refining Corp. (Conv.) (Class C)*............           29
   7,635    Transamerica Refining Corp. (Conv.) (Class D)*............           76
  15,797    Transamerica Refining Corp. (Conv.) (Class E)*............          158
                                                                        -----------
                                                                                316
                                                                        -----------
            Telecommunication Equipment (0.4%)
 802,666    FWT, Inc. (Series A) (c)..................................      401,333
                                                                        -----------

            TOTAL PREFERRED STOCKS
            (Identified Cost $3,244,306)..............................      401,649
                                                                        -----------

NUMBER OF                                                   EXPIRATION
WARRANTS                                                       DATE
---------                                                   ----------
            WARRANTS (d) (1.8%)
            Aerospace (0.1%)
   5,000    Sabreliner Corp. - 144A*......................   04/15/03         50,000
                                                                         -----------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

PORTFOLIO OF INVESTMENTS March 31, 2000 (unaudited) continued


NUMBER OF                                                   EXPIRATION
WARRANTS                                                       DATE         VALUE
-------------------------------------------------------------------------------------
            Casino/Gambling (0.0%)
  45,000    Aladdin Gaming Enterprises, Inc. - 144A*......   03/01/10    $       450
                                                                         -----------

            Hotels/Resorts (0.0%)
   1,000    Epic Resorts LLC - 144A*......................   06/15/05             10
   1,000    Resort At Summerlin - 144A*...................   12/15/07             10
                                                                         -----------
                                                                                  20
                                                                         -----------
            Internet Services (0.1%)
     900    Cybernet Internet Services Inc. - 144A*.......   07/01/09         90,000
                                                                         -----------

            Oil Refining/Marketing (0.0%)
   3,000    Transamerican Refining Corp. - 144A*..........   06/30/03              3
                                                                         -----------

            Other Telecommunications (1.5%)
   2,000    Birch Telecom Inc. - 144A*....................   06/15/08        110,000
   5,000    DTI Holdings Inc. - 144A*.....................   03/01/08             50
   3,400    Firstworld Communications, Inc. - 144A*.......   04/15/08        629,000
   1,000    Versatel Telecom BV - 144A* (Netherlands).....   05/15/08        700,000
                                                                         -----------
                                                                           1,439,050
                                                                         -----------
            Telecommunications (0.0%)
     500    Startec Global Communications Corp. - 144A*...   05/15/08          9,000
                                                                         -----------

            Wireless Communications (0.1%)
     900    American Mobile Satellite Corp. - 144A*.......   04/01/08        103,500
                                                                         -----------

            TOTAL WARRANTS
            (Identified Cost $461,463)................................     1,692,023
                                                                         -----------

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE
---------                                          -------   ---------
            SHORT-TERM INVESTMENT (0.2%)
            REPURCHASE AGREEMENT
 $   185    The Bank of New York (dated 03/31/00;
             proceeds $185,122) (e)
             (Identified Cost $185,029)..........     6.063% 04/03/00        185,029
                                                                         -----------

            TOTAL INVESTMENTS
            (Identified Cost $158,433,884) (f)...............    97.4%
                                                                          92,470,215

            OTHER ASSETS IN EXCESS OF LIABILITIES..............   2.6
                                                                           2,499,431
                                                                -----    -----------

            NET ASSETS.......................................   100.0%
                                                                         $94,969,646
                                                                -----    ===========
                                                                -----

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

PORTFOLIO OF INVESTMENTS March 31, 2000 (unaudited) continued


---------------------
 *  Resale is restricted to qualified institutional investors.
 +  Payment-in-kind security.
 ++ Currently a zero coupon bond and will pay interest at the rate shown at a future specified date.
(a) Issuer in bankruptcy.
(b) Non-income producing security; bond in default.
(c) Acquired through exchange offer.
(d) Non-income producing securities.
(e) Collateralized by $186,938 U.S. Treasury Note 5.875% due 11/30/01 valued at $188,730.
(f) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $4,010,037 and the aggregate gross unrealized depreciation is $69,973,706, resulting in net unrealized depreciation of $65,963,669.

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2000 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $158,433,884)..........  $92,470,215
Interest receivable......................    2,632,755
Prepaid expenses and other assets........       31,863
                                           -----------

    TOTAL ASSETS.........................   95,134,833
                                           -----------

LIABILITIES:
Investment management fee payable........       70,781
Accrued expenses and other payables......       94,406
                                           -----------

    TOTAL LIABILITIES....................      165,187
                                           -----------
    NET ASSETS...........................  $94,969,646
                                           ===========
COMPOSITION OF NET ASSETS:
Paid-in-capital.......................... $254,324,638
Net unrealized depreciation..............  (65,963,669)
Accumulated undistributed net investment
 income..................................    1,347,987
Accumulated net realized loss............  (94,739,310)
                                           -----------
    NET ASSETS...........................  $94,969,646
                                           ===========
NET ASSET VALUE PER SHARE,
 29,997,052 shares outstanding (unlimited
 shares authorized of $.01 par value)....        $3.17
                                                 =====


STATEMENT OF OPERATIONS
For the six months ended March 31, 2000 (unaudited)

NET INVESTMENT INCOME:

INTEREST INCOME..........................  $  8,201,643
                                           ------------

EXPENSES
Investment management fee................       374,400
Transfer agent fees and expenses.........        42,298
Professional fees........................        31,897
Shareholder reports and notices..........        18,879
Registration fees........................        16,336
Trustees' fees and expenses..............         8,599
Custodian fees...........................         3,329
Other....................................         5,872
                                           ------------

    TOTAL EXPENSES.......................       501,610
                                           ------------

    NET INVESTMENT INCOME................     7,700,033
                                           ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain........................       371,707
Net change in unrealized depreciation....   (10,253,122)
                                           ------------

    NET LOSS.............................    (9,881,415)
                                           ------------

NET DECREASE.............................  $ (2,181,382)
                                           ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                     FOR THE SIX       FOR THE YEAR
                                                     MONTHS ENDED          ENDED
                                                   MARCH 31, 2000   SEPTEMBER 31, 1999
---------------------------------------------------------------------------------------
                                                     (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income..............................  $ 7,700,033       $ 17,091,069
Net realized gain (loss)...........................      371,707         (3,793,847)
Net change in unrealized depreciation..............  (10,253,122)       (23,002,126)
                                                     -----------       ------------

    NET DECREASE...................................   (2,181,382)        (9,704,904)

Dividends from net investment income...............   (8,101,780)       (18,199,121)

Decrease from transactions in shares of beneficial
 interest..........................................      (64,964)         --
                                                     -----------       ------------

    NET DECREASE...................................  (10,348,126)       (27,904,025)

NET ASSETS:
Beginning of period................................  105,317,772        133,221,797
                                                     -----------       ------------

    END OF PERIOD
    (Including undistributed net investment income
    of $1,347,987 and $1,749,734, respectively)....  $94,969,646       $105,317,772
                                                     ===========       ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

NOTES TO FINANCIAL STATEMENTS March 31, 2000 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter High Income Advantage Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Trust was organized as a Massachusetts business trust on June 17, 1987 and commenced operations on October 29, 1987.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

NOTES TO FINANCIAL STATEMENTS March 31, 2000 (unaudited) continued


B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accredited over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Trust pays a management fee, accrued weekly and payable monthly, by applying the following annual rates to the Trust's weekly net assets: 0.75% to the portion of weekly net assets not exceeding $250 million; 0.60% to the portion of weekly net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of weekly net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of weekly net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of weekly net assets exceeding $1 billion.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

NOTES TO FINANCIAL STATEMENTS March 31, 2000 (unaudited) continued


3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 2000 aggregated $5,943,538 and $8,396,072, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At March 31, 2000, the Trust had transfer agent fees and expenses payable of approximately $200.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended March 31, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $1,467. At March 31, 2000, the Trust had an accrued pension liability of $52,152 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, September 30, 1998.................................  30,017,252   $300,172    $281,756,181
Reclassification due to permanent book/tax differences......          --         --     (27,666,751)
                                                              ----------   --------    ------------
Balance, September 30, 1999.................................  30,017,252    300,172     254,089,430
Treasury shares purchased and retired (weighted average
 discount 2.25%)*...........................................     (20,200)      (202)        (64,762)
                                                              ----------   --------    ------------
Balance, March 31, 2000.....................................  29,997,052   $299,970    $254,024,668
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

5. DIVIDENDS

The Trust declared the following dividends from net investment income:

 DECLARATION     AMOUNT        RECORD         PAYABLE
     DATE       PER SHARE       DATE            DATE
--------------  ---------   -------------  --------------
March 28, 2000   $0.045     April 7, 2000  April 20, 2000
April 25, 2000   $0.045      May 5, 2000    May 19, 2000

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

NOTES TO FINANCIAL STATEMENTS March 31, 2000 (unaudited) continued


6. FEDERAL INCOME TAX STATUS

At September 30, 1999, the Trust had a net capital loss carryover of approximately $89,000,000, to offset future capital gains to the extent provided by regulations, available through September 30 of the following years:

                                  AMOUNT IN THOUSANDS
---------------------------------------------------------------------------------------
        2000       2001       2002       2003       2005       2006       2007
       -------   --------   --------   --------   --------   --------   --------
       $23,411      $109     $15,205    $26,684    $6,214    $14,070     $3,307
       =======   ========   =========  ========   ========   ========   ========

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $3,716,000 during fiscal 1999.

At September 30, 1999, the Trust had temporary book/tax differences primarily attributable to post-October losses, capital loss deferrals on wash sales and interest on bonds in default.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                          FOR THE SIX               FOR THE YEAR ENDED SEPTEMBER 30
                                                          MONTHS ENDED    ----------------------------------------------------
                                                         MARCH 31, 2000     1999       1998       1997       1996       1995
------------------------------------------------------------------------------------------------------------------------------
                                                          (unaudited)
SELECTED PER SHARE DATA:

Net asset value, beginning of period...................    $    3.51      $   4.44   $   5.18   $   5.22   $   5.30   $   5.32
                                                           ---------      --------   --------   --------   --------   --------

Income (loss) from investment operations:
 Net investment income.................................         0.26          0.57       0.62       0.63       0.66       0.61
 Net realized and unrealized gain (loss)...............        (0.33)        (0.89)     (0.72)        --      (0.14)      0.01
                                                           ---------      --------   --------   --------   --------   --------

Total income (loss) from investment operations.........        (0.07)        (0.32)     (0.10)      0.63       0.52       0.62
                                                           ---------      --------   --------   --------   --------   --------

Dividends from net investment income...................        (0.27)        (0.61)     (0.64)     (0.67)     (0.60)     (0.64)
                                                           ---------      --------   --------   --------   --------   --------

Net asset value, end of period.........................    $    3.17      $   3.51   $   4.44   $   5.18   $   5.22   $   5.30
                                                           =========      ========   ========   ========   ========   ========

Market value, end of period............................    $    3.63      $   4.25   $   5.25   $   6.25   $   6.00   $   5.75
                                                           =========      ========   ========   ========   ========   ========

TOTAL RETURN+..........................................        (8.11)%(1)    (8.83)%    (6.52)%    16.26%     15.53%     14.59%

RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................         1.00%(2)      1.00%      0.95%      0.92%      0.92%      1.01%

Net investment income..................................        15.42%(2)     14.36%     12.58%     12.43%     12.50%     11.79%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands................      $94,970      $105,318   $133,222   $155,540   $156,738   $159,167
Portfolio turnover rate................................            6%(1)        51%       105%       124%       117%        63%

---------------------
+ Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Peter M. Avelar
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.


MORGAN STANLEY
DEAN WITTER
HIGH INCOME
ADVANTAGE
TRUST


Semiannual Report
March 31, 2000